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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ---------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2000
                              (September 15, 2000)



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION,
-------------------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)

     DELAWARE                     001-15843                 13-3989167
       TEXAS                      333-48279                 74-1282680
 ------------------            ----------------          -------------------
 (States or other              (Commission File             (IRS Employer
  jurisdictions of                 Numbers)              Identification Nos.)
  incorporation)

     4440 BRITTMOORE ROAD, HOUSTON, TEXAS                      77041
--------------------------------------------                -----------
    (Address of principal executive offices)                 (Zip Code)

                                 (713) 335-7000
                    ----------------------------------------
              (Registrants' telephone number, including area code)


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Item 2.      Acquisition or Disposition of Assets

             On September 15, 2000, Universal Compression Holdings, Inc., a Delaware corporation (the "Company"), completed its acquisition of Gas Compression Services, Inc., a Michigan corporation ("GCSI"), by merging GCSI with and into Universal Compression, Inc., a Texas corporation ("UCI") and wholly-owned operating subsidiary of the Company (the "Merger"). Pursuant to the terms of the Agreement and Plan of Merger dated as of August 4, 2000 (the "Merger Agreement"), the shareholders of GCSI received an aggregate of approximately $12 million in cash and 1,400,726 shares of newly issued restricted common stock of the Company, par value $.01 per share (the "Common Stock"), which number of shares was based on the trading price of the Common Stock on the New York Stock Exchange for a specified trading period prior to consummation of the Merger. In addition, UCI assumed approximately $57 million in related debt and operating leases of GCSI, and approximately $6 million of debt related to customer equipment financing and the associated customer notes receivable. In connection with the Merger, the Company entered into an Escrow Agreement with the GCSI shareholders, which is filed herewith as Exhibit 10.1 (the "Escrow Agreement"). Of the shares of the Common Stock issued in the Merger, 135,887 shares are being held in escrow pursuant to the terms of the Escrow Agreement to indemnify and reimburse the Company against certain losses and expenses the Company or UCI may incur as a result of a breach by GCSI or the GCSI shareholders of their representations and warranties or their failure to perform their obligations set forth in the Merger Agreement, or as a result of certain contingencies and matters identified in the Merger Agreement and Escrow Agreement. Copies of the Merger Agreement and the Escrow Agreement are filed herewith as Exhibits 2.1 and 10.1, respectively. The Company issued a press release on September 18, 2000 announcing the completion of the Merger, a copy of which is filed herewith as Exhibit 99.1.

Item 5.      Other Events

      Filing of a Registration Statement on Form S-3 and Related Agreements. In connection with the Merger, the Company entered into a Registration Agreement with the GCSI shareholders, a copy of which is filed herewith as Exhibit 4.1 (the "Registration Agreement"). Pursuant to the terms of the Registration Agreement, the Company filed on September 20, 2000 a Registration Statement on Form S-3 with the Securities and Exchange Commission with respect to the registration of the resale of up to 500,000 shares of Common Stock received in the Merger by the two GCSI shareholders. The Reuben James Helton Trust Dated January 24, 2000 and Michael Pahl, received 1,278,580 shares or 8.7% and 122,146 shares or 0.8%, respectively, of the Common Stock in the Merger on September 15, 2000. Mr. Reuben James Helton, the settlor and trustee of the Trust, is a consultant and Mr. Pahl is an employee of the Company. Copies of their respective Consulting and Non-Competition Agreement and Non-Disclosure and Non-Competition Agreement are filed herewith as Exhibits 10.2 and 10.3, respectively (the "Company Agreements"). Once the Registration Statement is declared effective, the selling shareholders may sell up to an aggregate of 500,000 shares of Common Stock in one or more offerings, following the November 20, 2000 lock-up period, except that one of the selling shareholders may request to sell up to 250,000 shares under a hardship exemption prior to the expiration of such lock-up period. The Company will not receive any of the proceeds from any sale of such shares. The Company has also agreed to register the resale of the remainder of the


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shares issued to the GCSI shareholders in the Merger on November 20, 2000 in accordance with the terms of the Registration Agreement. The Registration Statement has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

      New Appointment to the Board of Directors. On September 28, 2000, the Company issued a press release announcing the expansion of its Board of Directors (the "Board") from seven to eight members. With the expansion of the Board, the Company has appointed, effective October 1, 2000, Edmund P. Segner III, who will serve as a Class B director, with his term of office expiring at the 2002 annual meeting of the Company's shareholders. A copy of the press release is filed herewith as Exhibit 99.2.

             The Merger Agreement, the Escrow Agreement, the Registration Agreement, the Company Agreements and the press releases are incorporated herein by reference into Items 2 and 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits. The statements contained herein that are not historical are forward-looking statements that are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward looking statements. These risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, copies of which are available to the public.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Business Acquired

              Not applicable.

        (b)   Pro Forma Financial Information

              Not applicable.

        (c)   Exhibits

    Exhibit No.   Description

         2.1 Agreement and Plan of Merger dated as of August 4, 2000 by and among Universal Compression Holdings, Inc., Universal Compression, Inc., Gas Compression Services, Inc., the Reuben James Helton Trust Dated January 24, 2000 and Michael Pahl.

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         4.1      Registration Agreement dated as of September 15, 2000 by and among Universal Compression Holdings, Inc., the Reuben James Helton Trust Dated January 24, 2000 and Michael Pahl.

         10.1 Escrow Agreement dated as of September 15, 2000 by and among Universal Compression Holdings, Inc., the Reuben James Helton Trust Dated January 24, 2000, Richard J. Zerafa, as representative of the Trust, Michael Pahl and State Street Bank and Trust Company.

         10.2 Consulting and Non-Competition Agreement effective as of September 14, 2000 by and between Universal Compression, Inc. and Reuben James Helton.

         10.3 Non-Disclosure and Non-Competition Agreement effective as of September 14, 2000 by and between Universal Compression Holdings, Inc. and Michael Pahl.

         99.1 Press Release of Universal Compression Holdings, Inc. dated September 18, 2000.

         99.2 Press Release of Universal Compression Holdings, Inc. dated September 28, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL COMPRESSION HOLDINGS, INC.
                                            UNIVERSAL COMPRESSION, INC.
                                            (Registrants)

Date:  September 29, 2000                   By: /s/ RICHARD W. FITZGERALD
                                                --------------------------------
                                                Richard W. FitzGerald
                                                Senior Vice President and
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------
         2.1      Agreement and Plan of Merger dated as of August 4, 2000 by and among Universal Compression Holdings, Inc., Universal
                  Compression, Inc., Gas Compression Services, Inc., the Reuben
                  James Helton Trust Dated January 24, 2000 and Michael Pahl.

         4.1 Registration Agreement dated as of September 15, 2000 by and among Universal Compression Holdings, Inc., the Reuben James
                  Helton Trust Dated January 24, 2000 and Michael Pahl.

         10.1 Escrow Agreement dated as of September 15, 2000 by and among Universal Compression Holdings, Inc., the Reuben James Helton
                  Trust Dated January 24, 2000, Richard J. Zerafa, as representative of the Trust, Michael Pahl and State Street
                  Bank and Trust Company.

         10.2 Consulting and Non-Competition Agreement effective as of September 14, 2000 by and between Universal Compression, Inc.
                  and Reuben James Helton.

         10.3 Non-Disclosure and Non-Competition Agreement effective as of September 14, 2000 by and between Universal Compression
                  Holdings, Inc. and Michael Pahl.

         99.1     Press Release of Universal Compression Holdings, Inc. dated
                  September 18, 2000.

         99.2     Press Release of Universal Compression Holdings, Inc. dated
                  September 28, 2000.